UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2023

ContraFect Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36577	39-2072586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

28 Wells Avenue, 3rd Floor, Yonkers, New York 10701
(Address of principal executive offices) (Zip Code)

(914) 207-2300

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CFRX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on July 21, 2023, ContraFect Corporation (the “Company”) was notified by The Nasdaq Stock Market (“Nasdaq”) that the Company had regained compliance with the $1.00 bid price requirement under Nasdaq Listing Rule 5550(a)(2) and the minimum stockholders’ equity requirement under Nasdaq Listing Rule 5550(b)(1) (the “Minimum Stockholders’ Equity Requirement”) for continued listing on The Nasdaq Capital Market. Nasdaq also notified the Company that it would be subject to a one-year Mandatory Panel Monitor consistent with Nasdaq Listing Rule 5815(d)(4)(B).

On August 15, 2023, the Nasdaq staff (“Staff”) informed the Company that, based on the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023, the Company did not meet the Minimum Stockholders’ Equity Requirement or any other alternatives available for continued listing on the Nasdaq Capital Market and therefore the Staff had determined to delist the Company’s common stock from the Nasdaq Capital Market (the “Staff Determination”). As a result of the Mandatory Panel Monitor described in the July 21, 2023 notice from Nasdaq, the Company is not eligible for a compliance period to regain compliance with the Minimum Stockholders’ Equity Requirement, which led to the Staff Determination. The Staff also informed the Company that, unless the Company requests an appeal of the Staff Determination, trading of the Company’s common stock will be suspended at the opening of business on August 24, 2023 and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which would remove the Company’s securities from listing and registration on the Nasdaq Capital Market.

The Company intends to request a hearing before a Nasdaq Hearings Panel (“Panel”) to appeal the Staff Determination. The Company’s hearing request is expected to stay the suspension of trading and delisting of the Company’s common stock pending the conclusion of the hearing process. Consequently, the Company’s common stock is expected to remain listed on the Nasdaq Capital Market at least until the Panel renders a decision following the hearing. There can be no assurance that the Panel will grant the Company’s request for continued listing on The Nasdaq Capital Market.

The Company continues to evaluate various alternative courses of action to regain compliance with the Minimum Stockholders’ Equity Requirement. However, there can be no assurance that the Company will be able to maintain compliance with the Nasdaq Capital Market’s continued listing requirements or regain compliance with the Minimum Stockholders’ Equity Requirement.

Forward-Looking Statements

This current report contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. Examples of forward-looking statements in this current report include, without limitation, statements regarding the Company’s intent or ability to regain compliance with the Minimum Stockholders’ Equity Requirement, the Company’s intention to appeal the Staff Determination, the Company’s expectation that a request for a Panel hearing would stay delisting of its common stock pending the conclusion of the hearing process, the outcome of the Panel’s review of any Company appeal of the Staff Determination, and any courses of action to regain compliance with the Nasdaq Capital Market’s continued listing requirements. Forward-looking statements are statements that are not historical facts, nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks and uncertainties, and actual results may differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, without limitation, there can be no assurance that the Company will meet the Minimum Stockholders’ Equity Requirement in the future or otherwise meet Nasdaq compliance standards; that Nasdaq will grant the Company any relief from delisting or whether the Company can agree to or ultimately meet applicable Nasdaq requirements for any such relief; that the Company has and expects to continue to incur significant losses; the Company’s need for additional funding, which may not be available on reasonable terms or at all; the occurrence of any adverse events related to the discovery, development and commercialization of the Company’s product candidates such as unfavorable clinical trial results, insufficient supplies of drug products, lack of regulatory approval, or unsuccessful attainment or maintenance of patent protection; and the other important factors described under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023, filed with the Securities and Exchange Commission (the “SEC”) on August 14, 2023, and its other filings with the SEC. Any forward-looking statement made by the Company in this current report is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, the Company expressly disclaims any obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTRAFECT CORPORATION

Date: August 18, 2023	By:	/s/ Michael Messinger
Michael Messinger
Chief Financial Officer